Exhibit 99.1

Exhibit 99.1 REGIONAL® MANAGEMENT ABS Investor Presentation June 2021

Legal Disclosures REGIONAL® MANAGEMENT The information contained in this electronic presentation (the “Information”) is being provided to you on a confidential basis solely for your review and may not be downloaded, copied, reproduced, or redistributed, in whole or in part, directly or indirectly, by you. The Information is provided to you solely for informational purposes, is intended for your use only, and does not constitute an offer or a commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). The Information will not constitute an offer to sell or the solicitation of an offer to buy the Series 2021-2 Notes (the “Notes”) contemplated to be issued by Regional Management Issuance Trust 2021-2 (the “Issuer”) discussed in the Information, nor will there be any offer to sell or solicitation of an offer to buy the Notes in any jurisdiction or to any person in which or to whom such offer, solicitation, or sale would be unlawful. This electronic presentation is not an offering circular and the Information does not include all of the information required to be included in the offering circular relating to the Notes. Any indicative terms described in the Information are subject to and qualified in their entirety by the offering circular relating to the Notes, which will supersede the indicative terms described in the Information in their entirety, and other preliminary information made (or to be made) available to you. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, are for preliminary discussion purposes only and may be modified to reflect changed circumstances. The Information does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigative analysis of the transaction described in the Information and the data set forth herein. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. THIS ELECTRONIC PRESENTATION AND THE INFORMATION ARE NOT INTENDED TO FURNISH LEGAL, REGULATORY, TAX, ACCOUNTING, INVESTMENT, OR OTHER ADVICE TO ANY PROSPECTIVE INVESTOR IN THE NOTES. This presentation contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the Information in this document is complete. For additional financial, statistical, and business information concerning the Company, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. The Information and this presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. 2

Legal Disclosures REGIONAL® MANAGEMENT Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: risks related to Regional Management’s business, including the COVID-19 pandemic and its impact on Regional Management’s operations and financial condition; managing growth effectively, implementing Regional Management’s growth strategy, and opening new branches as planned; Regional Management’s convenience check strategy; Regional Management’s policies and procedures for underwriting, processing, and servicing loans; Regional Management’s ability to collect on its loan portfolio; Regional Management’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; and exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with the implementation of CECL accounting; and the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; and risks related to the ownership of Regional Management’s common stock, including volatility in the market price of shares of Regional Management’s common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management’s charter documents and applicable state law. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Except to the extent required by law, the Company, its respective agents, employees, and advisors, and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) do not intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement or other Information, whether as a result of new information, future developments, or otherwise. The Information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. The Initial Purchasers may, from time to time, participate or invest in other financing transactions with the Company and its affiliates, perform services for or solicit business from the Company and its affiliates, and/or have a position or effect transactions in the Notes or derivatives thereof. 3

REGIONAL® MANAGEMENT Company Overview

Company Highlights REGIONAL® MANAGEMENT REGIONAL® MANAGEMENT Clear Path Forward for Sustainable Long-Term Growth Abundant Market Opportunity Deep Management Experience Modern Infrastructure Advanced Credit Tools Successful Differentiated Growth Strategy 5

Company Overview REGIONAL® MANAGEMENT Consumer Finance Installment Lender 30+ years of operating history Operating subsidiaries in each state Omni-channel origination platform (branch & digital) 365 branches in 11 States as of March 31, 2021 Entered Illinois in 2Q 2021 $1.1 billion total portfolio size Headquartered in Greer, SC Operations in the Southeast, Southwest, Mid-Atlantic, and Midwest Near-Prime to Non-Prime customer base Parent company is a Delaware corporation Initial Public Offering in 2012 Listed on NYSE Ticker symbol is “RM” 6

Operating History REGIONAL® MANAGEMENT RM has operated successfully through multiple credit cycles RM Founded in South Carolina Private Equity Invests in RM RM Enters Oklahoma Portfolio Reaches $500 Million in Size RM Enters Virginia RM Completes System Migration and Closes on First Securitization Rolled Out Electronic Contracting & Signature for Digital Loan Closings 1987 2001 2007 2009 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 RM Enters Texas RM Operates in 5 States (SC, TX, NC, TN, AL) RM Closes Initial Public Offering and Enters NM RM Enters GA and Private Equity Exits Ownership RM Enters GA and Private Equity Exits Ownership RM Closes $75 Million Amortizing Loan Facility RM Closes New $150 Million Warehouse Facility RM Enters Missouri and Wisconsin RM Enters Illinois 7

Deep and Tested Management Experience REGIONAL® MANAGEMENT Rob Beck President and CEO 30+ years of finance and accounting experience Spent 29 years at Citi, including service as COO of the US Retail Bank Prior to joining Regional, was EVP and COO for the Leukemia and Lymphoma Society John Schachtel COO 30+ years of consumer financial services experience Prior to joining Regional, was COO at OneMain Financial Extensive operations experience at CitiFinancial (now OneMain) Harp Rana CFO 20 years of financial services experience Prior to joining Regional, was Managing Director, North America Retail Bank at Citigroup Held additional roles in business and finance at Citi, including Head of US Retail Deposit & Lending Products Manish Parmar Chief Credit Risk Officer Nearly 20 years of credit and financial experience Prior to joining Regional, was Chief Credit and Analytics Officer at Conn’s, Inc. Held several senior roles at Discover Financial Services, including Head of Consumer Credit Risk Management Jim Ryan Chief Marketing Officer 20+ years of consumer financial services experience Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years Held additional senior roles at CitiFinancial, including SVP of Operations and VP of Credit Risk 8

Experienced Board of Directors

Board of Directors
(Non-Employee Directors)

Steve Freiberg	Mike Dunn	Maria Contreras-Sweet	Carlos Palomares	Roel Campos	Jonathan Brown	Sandra Johnson, Ph.D.
•Senior Advisor to The Boston Consulting Group •Former CEO of E*TRADE •Former Co-Chairman/CEO of Citigroup Global Consumer Group	•Former CEO and Executive Chairman of RM •Former Partner of Brysam Global Partners •Former CFO of Citigroup Global Consumer Group	•Former Administrator of U.S. Small Business Administration •Founder of ProAmerica Bank •Former Secretary of CA's Business Transportation and Housing Agency	•Chairman of RM's Board of Directors •President and CEO of SMC Resources •Former SVP of Capital One Financial Corp. •Former COO of Citibank Latin America Consumer Bank	•Senior Counsel at Hughes Hubbard & Reed LLP law firm •Practices in securities regulation and corporate governance •Former SEC Commissioner	•Partner with Basswood Capital Management, LLC •Formerly at Sandelman •Formerly at Goldman Sachs	•Founder, CEO, and CTO of Global Mobile Finance, Inc. •Founder and CEO of SKJ Visioneering, LLC •Former CTO for IBM Central, East and West Africa •IBM Master Inventor

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Abundant Market Opportunity to Serve the Underserved REGIONAL® MANAGEMENT Approximately 80 million Americans generally align with Regional’s customer base $77 billion market opportunity – RM has less than 2% market share; significant runway for growth $4.1 Trillion Consumer Finance Market (1) 30% of US Population with FICO Between 550 & 699 (2) Personal Installment Loans Account for ~$77 billion (1) Student Loans 37% Personal Installment Loans 2% Other 7% Credit Cards 20% Auto Loans 34% 800-850 22% 750-799 21% 700-749 16% 650-699 13% 600-649 9% 550-599 8% 500-549 7% 300-499 4% (1) Sourced from Equifax US National Consumer Credit Trends Report; December 2020 from January 2021 publication (2) Sourced from Dornhelm, Ethan. “Average U.S. FICO Score Ticks Up to 706.” FICO.com, 10 Sept. 2019, www.fico.com/blogs/average-us-fico-score-ticks-706. 10

REGIONAL® MANAGEMENT Branch Network and Originations

Our Typical Customer REGIONAL® MANAGEMENT Our customer demographics… Average age 54 years Annual income (1) $45,000 Homeownership 55% Some college or advanced degree (1) 61% How we solve their financial needs… Originations(1) Cash needs 12% Debt consolidation 16% Household bills 23% Other 14% Family event-related 12% Medical 6% Home-related 8% Auto-related 9% (1) Sourced from Fall 2020 Customer Satisfaction Survey 12

Quarterly Total Portfolio Origination Trends REGIONAL® MANAGEMENT Quarterly Origination Trend Millions $400.0 $350.0 $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $- $295.2 $219.5 $349.0 $348.9 $359.1 $229.2 $172.2 $308.1 $358.7 $231.4 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 Branch Originations Direct Mail Digital Originations % Y/Y Change 10.8% - 24.1% 32.1% 21.7% 4.4% (50.7%) (11.7%) - 0.9% % Change from 2019 5.4% 13

Omni-Channel Originations Provide Market Opportunities REGIONAL® MANAGEMENT Branches are the foundation of Regional’s multi-channel strategy. Mail campaigns attract approximately 100,000 new customers per year to Regional. Regional continues to expand digital channel / online lending capabilities to acquire customers. Branch Originated (1) Non-Branch Originated (1) $47.2MM Small Branch Originated Loans (365 branches as of March 31, 2021) $120.7MM Large Branch Originated Loans (365 branches as of March 31, 2021) Retailers $1.8MM Furniture and Appliance Retailers (Relationships with approx. 600 retailers) Mail $46.0MM Convenience Check Loans Web $15.7MM Digital Lead Generation / Partnership Affiliates Regional Branch Network Supports All Origination Channels Personal Relationships with Customers (1) YTD Origination Volume as of March 31, 2021 14

Multi-Product Offering Fits Customer Needs

REGIONAL MANAGEMENT

- Product suite provides multiple solutions for customers as their credit needs evolve
- Easy-to-understand products based on credit underwriting and ability to repay
- Ability to cost-effectively "graduate" qualified small loan customers to larger loans at reduced rates

	Small	Large	Retail
Customer Need	▪ Short-term cash needs ▪ Bill payment ▪ Back-to-school expenses ▪ Auto repair	▪ Loan consolidation ▪ Medical expenses ▪ Home repairs	▪ Home furnishings ▪ Appliances ▪ Televisions and electronics
Size (1)	Range: $500 to $2,500 Average: ~$2,000	Range: $2,501 to $25,000 Average: ~$5,600	Range: Up to $7,500 Average: ~$2,400
Term	Up to 48 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Net Finance Receivables (2)	$371.2 million	$719.4 million	$11.9 million
# of Loans (2)	~236,000	~149,000	~9,000
Average APR (3)	41.8%	30.0%	21.4%

(1) Represents the average origination loan size (new and renewal) as of March 31, 2021
(2) As of March 31, 2021
(3) Fixed interest rates; represents average portfolio APR as of March 31, 2021

Note: Product offering table excludes $3.0 million auto portfolio (as of March 31, 2021), as the Company is no longer originating auto loans.

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Hybrid Approach to Growth REGIONAL® MANAGEMENT Multiple channels and products provide attractive market opportunities – Most loans serviced and collected through branches – Late-stage delinquencies collected through centralized collections group Most branches with significant capacity to increase size of their portfolios Ending Net Finance Receivables Per Branch in thousands $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $- $2,439 $2,650 $3,097 $3,113 $2,995 $3,029 2017 2018 2019 2020 1Q 20 1Q 21 Geographic Footprint(1) 11 18 15 24 108 23 19 45 9 57 36 Current States of Operation Attractive States for Expansion Date of Entry: SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015 MO: 2018 WI: 2018 (1) Number of branch locations as of March 31, 2021 16

<=36% APR Origination Metrics by Product REGIONAL® MANAGEMENT FICO 670 660 650 640 630 620 610 600 590 580 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Branch (Small & Large) Check Original Term 50 45 40 35 30 25 20 15 10 5 0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Branch (Small & Large) Check APR 34 33 32 31 30 29 28 27 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Branch (Small & Large) Check Original Balance $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Branch (Small & Large) Check 17

Branch Oversight and Audits REGIONAL® MANAGEMENT Risk-Based Audits by Internal Audit Department Monthly Branch Self-Assessments Monthly Monitoring of Critical Analytics Detailed Supervisory Visits at Least Twice per Year by District Supervisors Incentive Program Based on Delinquency, Profitability, & Growth Detailed Policy and Procedure Manuals Annually Required Training Program 18

REGIONAL® MANAGEMENT Underwriting and Servicing

Robust Loan Approval Process REGIONAL® MANAGEMENT Custom automated decision engine used to determine if customer qualifies for product offerings Product offering is based on risk profile of customer and their ability to repay Credit exceptions are administered by central underwriting team Application Process Custom Decision Engine Credit / Underwriting Process Review of Customer Financials Determine Collateral to Secure Loan Underwriting Exceptions Sent to Home Office Credit Final Decision Book New Loan Initial Decision Home Office Credit Review Credit Assess Ability to Repay Positive Net Cash Flow Audits Branch Exceptions Underwriting Decision Send to Branch 20

Robust Underwriting Standards REGIONAL® MANAGEMENT Collateral Soft Secured Loans (Personal Property) Hard Secured (Titled Assets) Unsecured Verifications Identity Employment Income Credit Scoring Diverse data attributes Review of credit bureau information Implementation of custom scorecards in 2018 Repayment Ability Debt to Income Calculation Minimum Annual Income Requirement Lend only against a portion of gross income 21

Servicing Overview REGIONAL® MANAGEMENT Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections Current 1-29 30-59 60-89 90-119 120-149 150-179 180+ Post Charge-off In-Branch Servicing Collection efforts primarily performed in the branches High-touch relationship allows branches to quickly anticipate and proactively resolve repayment problems Combination of electronic payments, cash, and checks Electronic Payments are now above 75% of payments received by RM Centralized Collections Late-stage co-collection support for the branches by centralized collectors located in South Carolina and Texas 100% electronic payments taken from centralized collections Bankruptcy and post-charge-off collections handled centrally Qualifying charged-off accounts are sold to a third-party debt buyer 2 to 3 months after charge-off 22

Loss Mitigation / Borrower Assistance Tools REGIONAL® MANAGEMENT Tools are designed to lower overall loss in the portfolio by helping qualified customers These programs are targeted toward helping customers navigate through short term cash flow issues Renewal Balance Only (Delinquent Renewal) Refinance of previous loan similar to a renewal Provides assistance to customers that are experiencing short term financial hardships and cash flow issues Policy: Max of 1 per 6 months Deferral Utilized for customers with short term / temporary hardships Allows customer to defer their monthly payment which solves immediate cash flow concerns Standard Policy: No more than 2 in a rolling 12-month period and payment is generally required 23

Payment Channel Mix REGIONAL® MANAGEMENT Significant reduction in cash and check payments in branch Greater than 75% of all payments received by RM are now made electronically (ACH, Debit) 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Jan-2018 Mar-2018 May-2018 Jul-2018 Sep-2018 Nov-2018 Jan-2019 Mar-2019 May-2019 Jul-2019 Sep-2019 Nov-2019 Jan-2020 Mar-2020 May-2020 Jul-2020 Sep-2020 Nov-2020 Jan-2021 Mar-2021 Cash and Check (In Branch) 24

REGIONAL® MANAGEMENT Credit Performance

Total Portfolio Net Credit Loss Rates REGIONAL® MANAGEMENT Net credit loss rate decreased 280 basis points versus the prior-year period on low delinquency levels Net Credit Loss Rates Annualized % of ANR 11.0% 9.0% 7.0% 5.0% 8.9% 10.7% 10.4% 8.1% 9.0% 10.5% 10.6% 7.8% 6.9% 7.7% 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 Sequential 1.3% 1.8% (0.3%) (2.3%) 0.9% 1.5% 0.1% (2.8%) (0.9%) 0.8% Year/Year 0.1% 0.8% 1.1% 0.5% 0.1% (0.2%) 0.2% (0.3%) (2.1%) (2.8%) Net credit loss rate above includes: System outage - - - - - 0.3% - - - - Hurricane losses 0.1% 0.4% 0.6% - - - - - - - 26

Delinquency at Historically Low Levels REGIONAL® MANAGEMENT 1Q 21 delinquency is down from the prior year as a result of government stimulus and enhanced credit standards 30+ days past due of 4.3% is 230 basis points lower than prior year 30+ days past due of $47.7 million (loan loss reserves of $139.6 million)30+ & 90+ Delinquency Rates Delinquency in Millions $90.0 $75.0 $60.0 $45.0 $30.0 $15.0 $- $72.5 $32.4 7.6% 3.4% $40.1 $63.9 $31.8 6.9% 3.4% $32.1 $62.5 $26.3 6.3% 2.6% $36.2 $68.9 $29.6 6.5% 2.8% $39.3 $79.5 $35.5 7.0% 3.1% $44.1 $72.4 $35.0 6.6% 3.2% $37.4 $49.5 $24.5 4.8% 2.4% $25.0 $49.9 $22.8 4.7% 2.2% $27.1 $60.5 $27.1 5.3% 2.4% $33.3 $47.7 $26.7 4.3% 2.4% $21.1 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% - % of ENR 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 30-89 Days 90-179 Days 30+ DQ %90+ DQ % 30+ DQ 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 Sequential 0.6% (0.7%) (0.6%) 0.2% 0.5% (0.4%) (1.8%) (0.1%) 0.6% (1.0%) YoY 0.2% 0.5% 0.1% (0.5%) (0.6%) (0.3%) (1.5%) (1.8%) (1.7%) (2.3%) 90+ DQ 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 Sequential 0.6% - (0.8%) 0.2% 0.3% 0.1% (0.8%) (0.2%) 0.2% - YoY 0.1% 0.2% - - (0.3%) (0.2%) (0.2%) (0.6%) (0.7%) (0.8%) 27

Vintage Gross Loss Curves – Branch (Small & Large) REGIONAL® MANAGEMENT Consolidated: Large & Small Loans <=36% APR: Gross Loss Curves 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 24 27 30 33 36 2017 0.0% 0.1% 0.2% 0.3% 0.4% 0.6% 0.8% 1.5% 2.5% 3.3% 3.9% 4.5% 5.0% 5.5% 5.9% 6.3% 6.7% 6.9% 7.1% 7.4% 7.6% 8.0% 8.3% 8.5% 8.6% 8.7% 2018 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.7% 1.5% 2.7% 3.6% 4.3% 4.9% 5.4% 5.9% 6.4% 6.8% 7.1% 7.5% 7.7% 7.9% 8.1% 8.5% 8.8% 2019 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.7% 1.4% 2.5% 3.3% 4.0% 4.5% 5.0% 5.5% 5.9% 2020 0.0% 0.0% 0.0% 0.0% 0.1% 0.3% Notes: Gross loss numbers do not include benefit of non-file payments 28

Vintage Gross Loss Curves – Checks REGIONAL® MANAGEMENT Check <=36% APR: Gross Loss Curves 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 24 27 30 33 36 2017 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.6% 2.5% 3.5% 4.5% 5.3% 5.9% 6.4% 6.9% 7.3% 7.5% 7.8% 8.0% 8.2% 8.4% 8.5% 8.7% 8.9% 8.9% 8.9% 9.0% 2018 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.5% 2.4% 3.4% 4.1% 4.7% 5.3% 5.8% 6.2% 6.6% 7.0% 7.3% 7.6% 7.8% 8.1% 8.2% 8.6% 8.8% 2019 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.4% 2.0% 2.9% 3.8% 4.5% 5.1% 5.6% 6.1% 6.5% 2020 0.0% 0.0% 0.0% 0.1% 0.2% 0.2% Note: Gross loss numbers do not include benefit of non-file payments 29

RM 30+ Delinquency Trend REGIONAL® MANAGEMENT Large Loans <=36% APR 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 2018 2019 2020 2021 5.5% 4.6% 5.0% 3.3% 4.9% 4.9% 3.8% 5.6% 5.0% 3.9% 6.0% 5.3% 4.4% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Small Loans <=36% APR 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2018 2019 2020 2021 7.1% 6.7% 5.8% 4.8% 7.0% 5.9% 5.0% 7.5% 6.8% 5.4% 8.0% 7.2% 6.2% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Consolidated: Large/Small Loans <=36% APR 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 2018 2019 2020 2021 5.83% 5.47% 4.94% 3.57% 5.41% 5.13% 4.03% 5.89% 5.53% 4.17% 6.36% 5.91% 4.70% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Check <=36% APR 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2018 2019 2020 2021 8.0% 7.4% 6.3% 5.4% 6.6% 6.5% 5.7% 6.6% 6.5% 5.3% 7.8% 7.4% 5.8% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 30

Historical <=36% APR Gross Loss Rate (Small, Large, Check) REGIONAL® MANAGEMENT 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 1Q 14 3Q 14 1Q 15 3Q 15 1Q 16 3Q 16 1Q 17 3Q 17 1Q 18 3Q 18 1Q 19 3Q 19 1Q 20 3Q 20 1Q 21 Note: Gross loss numbers do not include benefit of non-file payments and are annualized for each quarter 31

REGIONAL® MANAGEMENT Financial Results and Liquidity

Diversified Liquidity Profile REGIONAL® MANAGEMENT Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations Senior Revolver Size: $640 million Interest Type: Floating Maturity: September 2022 Lenders: Wells Fargo Bank (Agent), Bank of America, BMO Harris, First Tennessee, Texas Capital, Synovus, Bank United, Axos Bank Collateral: Allows for the funding of all products Warehouse Facilities Size: $300 million Interest Type: Floating Maturities: $100 million, Oct 2023 (1) $75 million, Mar 2024 (2) $125 million, Apr 2024 (3) Administrative Agents: JPMorgan Chase Bank - $100 million Credit Suisse - $75 million Wells Fargo Bank - $125 million Collateral: Allows for the funding of large and small consumer loans and convenience checks, including loans originated online Securitizations Size: $559 million Interest Type: fixed Maturities: $130 million, Nov 2028, Weighted Average Coupon - 3.17% $180 million, Oct 2023, Weighted Average Coupon - 2.85% $249 million, Mar 2031, Weighted Average Coupon - 2.08% Lenders: Qualified institutional investors Collateral: $130 and $180 millions Securitization - Allows for the funding of large loans $249 million Securitization - Allows for the funding of large and small consumer loans and convenience check (1) Entered into warehouse facility agreement in April 2021 (2) Warehouse facility amended in April 2021 (3) Entered into warehouse facility agreement in April 2021 33

Historical Financial Performance REGIONAL® MANAGEMENT Reduced earnings in 2020 driven by COVID reserves Receivables and revenue have grown in parallel Net Income ($ in millions) $50 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0 $23.4 $24.0 $30.0 $35.3 $44.7 $26.7 2015 2016 2017 2018 2019 2020 Total Revenue ($ in millions) $400 $350 $300 $250 $200 $150 $100 $50 $0 $217.3 $240.5 $272.5 $306.7 $355.7 $373.9 2015 2016 2017 2018 2019 2020 34

Consolidated Income Statements REGIONAL® MANAGEMENT in thousands 1Q 21 1Q 20 2020 2019 2018 2017 Revenue Interest and fee income $ 87,279 $ 86,997 $ 335,215 $ 321,169 $ 280,121 $ 249,034 Insurance income, net 7,985 5,949 28,349 20,817 14,793 13,061 Other income 2,467 3,128 10,342 13,727 11,792 10,364 Total revenue 97,731 96,074 373,906 355,713 306,706 272,459 Expenses Provision for credit losses 11,362 49,522 123,810 99,611 87,056 77,339 Personnel 28,851 29,511 109,560 94,000 84,068 75,992 Occupancy 6,020 5,227 22,629 22,576 20,864 20,462 Marketing 2,710 1,686 10,357 8,206 7,745 7,128 Other 8,262 9,819 33,770 32,202 27,607 27,373 Total general and administrative 45,843 46,243 176,316 156,984 140,284 130,955 Interest expense 7,135 10,159 37,852 40,125 33,464 23,908 Income (loss) before income taxes 33,391 (9,850) 35,928 58,993 45,902 40,257 Income taxes 7,869 (3,525) 9,198 14,261 10,557 10,294 Net income (loss) $ 25,522 $ (6,325) $ 26,730 $ 44,732 $ 35,345 $ 29,963 35

Consolidated Balance Sheets REGIONAL® MANAGEMENT in thousands 1Q 21 1Q 20 2020 2019 2018 2017 Cash $ 7,226 $ 14,668 $ 8,052 $ 2,263 $ 3,657 $ 5,230 Net finance receivables 1,105,603 1,102,285 1,136,259 1,133,404 951,183 834,045 Unearned insurance premiums (34,751) (28,183) (34,545) (28,591) (18,940) (16,582) Allowance for credit losses (139,600) (142,400) (150,000) (62,200) (58,300) (48,910) Net finance receivables, less unearned insurance premiums and allowance for credit losses 931,252 931,702 951,714 1,042,613 873,943 768,553 Restricted cash 79,012 54,649 63,824 54,164 46,484 16,787 Lease assets 27,652 26,729 27,116 26,438 - - Deferred tax asset 14,366 20,025 14,121 619 - - Property and equipment 13,046 15,155 14,458 15,301 13,926 12,294 Intangible assets 8,926 9,144 8,689 9,438 10,010 10,607 Other assets 16,815 6,818 15,882 7,704 8,375 16,012 Total assets $ 1,098,295 $ 1,078,890 $ 1,103,856 $ 1,158,540 $ 956,395 $ 829,483 Long-term debt $ 752,200 $ 777,847 $ 768,909 $ 808,218 $ 660,507 $ 571,496 Unamortized debt issuance costs (8,196) (8,581) (6,661) (9,607) (9,158) (4,950) Net long-term debt 744,004 769,266 762,248 798,611 651,349 566,546 Accounts payable and accrued expenses 40,943 29,459 40,284 28,676 25,138 18,565 Lease liabilities 29,712 28,803 29,201 28,470 - - Deferred tax liability - - - - 747 4,961 Total liabilities 814,659 827,528 831,733 855,757 677,234 590,072 Common stock 1,406 1,366 1,385 1,350 1,332 1,321 Additional paid-in capital 105,493 103,488 105,483 102,678 98,778 94,384 Retained earnings 250,659 196,582 227,343 248,829 204,097 168,752 Treasury stock (73,922) (50,074) (62,088) (50,074) (25,046) (25,046) Total stockholders’ equity 283,636 251,362 272,123 302,783 279,161 239,411 Total liabilities and stockholders’ equity $ 1,098,295 $ 1,078,890 $ 1,103,856 $ 1,158,540 $ 956,395 $ 829,483 36

REGIONAL® MANAGEMENT REGIONAL® MANAGEMENT RM LISTED NYSE